EXHIBIT 10.18

                         NATIONAL BOSTON MEDICAL, INC.
          43 TAUNTON GREEN STREET-SUITE 3-TAUNTON, MASSACHUSETTS 02780


Friday, November 07, 1997


                              EXCLUSIVITY AGREEMENT

This exclusivity agreement exists between National Boston Medical, Inc. and South Atlantic Industries, Inc.

     1. National Boston Medical, Inc. has the exclusive and sole right to market ViraShield and the ViraShield Formula, make-up and composition worldwide.

     2. The rights granted exist for a period of 100 years, renewable at the option of National Boston Medical, Inc. providing They meet the minimum requirements described herein.

     3. The rights for ViraShield exist in present form until January 2, 1998. Beginning on January 2, 1998 and each quarter thereafter for the length of this contract National Boston Medical, Inc. agrees to purchase a minimum of $7,500 in bag-in-the-box unit of ViraShield product each quarter.

     4. South Atlantic Industries, Inc. agrees to withhold disclosure of all National Boston Medical, Inc. customers to all parties other than officers of National Boston Medical, Inc.

     5. South Atlantic Industries, Inc. agrees not to sell or market the ViraShiled product to nay entity other than National Boston Medical, Inc.

     6.   No additional restrictions or encumbrances exist to this agreement.


/s/ Bruce D. Randall                    /s/ Roger Perry
-----------------------                 ---------------------
Bruce D. Randall                        Roger Perry
National Boston Medical                 South Atlantic Industries




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                                    AFFIDAVIT
                     STATUS OF ALLEGED NON-COMPETE AGREEMENT

I, Roger Perry, Gregory Perry and Garrick Perry of South Atlantic Industries of Greenville, South Carlina, under the pains and penalties of perjury herewith declare:

           A. That the so rumored non-compete agreement in question is between Bill Coury or any Affiliation thereof and Roger Perry, his sons, or any affiliation thereof.

           B. That there are no non-compete agreements, nor have there ever been any non-compete agreements between South Atlantic Industries, Roger Perry or his sons Garrick Perry or Gregory Perry, and Bill Coury, Genomic Actives, American Medical Research, or any affiliations of Bill Coury and or any company that he is affiliated with in any fashion.

           C. That there has never been a non-compete agreement between South Atlantic Industries, or any owner or manager of South Atlantic Industries, and any other person or entity for the product now known as VIRUSHIELD, formerly Virashield, or any part product of the same formulation or chemical composition as VIRUSHIELD or ViraShield.

           D. That I, we, certify South Atlantic Industries has the unencumbered right to manufacture the VIRUSHIELD (formally ViraShield) formula, composition and make-up.

           E.        That I, we, South  Atlantic  Industries,  are not violating
                     any  legal   parameters  in   manufacturing  of  VIRUSHIELD
                     (formally ViraShield).

           F. That I, we, fully agree to the above statements in their entirety under the pains and penalties of perjury.

  /s/ Roger Perry            /s/ Garrick Perry         /s/ Gregory Perry
------------------            -----------------        ------------------
  Roger Perry                Garrick Perry             Gregory Perry

  3-3-98                     3-3-98                    3-2-98
  Date                       Date                      Date

                                    AGREEMENT
                              ASSIGNMENT OF RIGHTS

PARTIES:                       NATIONAL BOSTON MEDICAL INC.
                               TAUNTON, MA 02780

                               ROGER GWINN PERRY AND SOUTH ATLANTIC
                               INDUSTRIES INC. (SAI INC)
                               GREENVILLE, SOUTH CAROLINA

SUBJECT:                       VIRUSHIELD PRODUCT ANTI-MICROBIAL CREAM

     Now come the above parties and agree to the following:

     In consideration of the total purchases of $259,710.24 of the subject cream "product" and in consideration of the purchase of pre-existing current inventory of barrier cream "product" (bag in the box) of 8,760 units @ $8.00 per unit by National Boston Medical Inc., South Atlantic Industries Inc. and Roger Gwinn Perry, herewith agrees to assign, transfer, grant, provide, any and all rights that South Atlantic Industries Inc. and Roger Gwinn Perry have in the above product including, but not limited to, patent rights, applications, (App.#09/022,241 filed 2-11-98 anti-microbial barrier composition, preliminary class: 424) formulations, methods of compilation, etc...to National Boston Medical, Inc.

     It is agreed between the parties that National Boston Medical Inc. has made prior purchases of "product" totaling $92,130.24. National Boston Medical Inc. has agreed to the purchase of the 8760 units @ $8.00 per unit totaling $70,080.00 in product of which ________________________


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                                   ASSIGNMENT

     South Atlantic Industries Inc. and Roger Gwinn Perry herewith assign any and all proprietary rights, including formulas and formulations thereof that they have in the "product" known as Virushield and more particularly described as an antimicrobial barrier composition. Included in said assignment is all rights of South Atlantic Industries Inc. and Roger Gwinn Perry to the patent of the "product" (App.#09/022,241 filed 2-11-98 anti-microbial barrier composition, preliminary class: 424).

     South Atlantic Industries Inc. and Roger Gwinn Perry herewith certify that they have sole and exclusive right to the above "product".

     All of the above is herewith assigned to National Boston Medical Inc. without conditions. South Atlantic Industries Inc. and Roger Gwinn Perry, by their actions and the actions of their officers and individually, certify that they have taken all necessary legal steps to so assign. No prior assignments or liens pre-exist this assignment to National Boston Medical Inc.

                               South Atlantic Industries Inc.


/s/                            By: /s/ Roger G. Perry, President
Witness to All
                               /s/ Roger Gwinn Perry
                               Roger Gwinn Perry

                         SOUTH ATLANTIC INDUSTRIES, INC.
                             52 PELHAM DAVIS CIRCLE
                              GREENVILLE, SC 29615
(864) 458-8001                                               Fax (864) 458-7418


National Boston Medical Inc.
43 Taunton Green St.
Suite 3
Taunton, MA 02780



Gentlemen:

National Boston Medical, Inc. has the exclusive and sole right to sell and market ViraShield in the world wide market.

Also South Atlantic Industries, Inc. guarantees that it has the right to manufacture and sell ViraShield.


Yours very truly,

/s/ Roger Perry
-----------------
Roger Perry
President